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WellCare of Florida, Inc. d/b/a HealthEase	Medicaid HMO Non-Reform Contract

AHCA CONTRACT NO. FA905
AMENDMENT NO. 12

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELLCARE OF FLORIDA, INC. D/B/A HEALTHEASE, hereinafter referred to as the "Vendor," or “Health Plan,” is hereby amended as follows:

1.
Attachment I, Scope of Services, Capitated Health Plans, Section B., Population(s) to be Served, Item 3., Enrollment Levels and Authorized Counties of Operation, sub-item a. is hereby amended to now read as follows:

a.
The Agency must approve in writing any increase or decrease in the Health Plan’s maximum enrollment level for each operational county to be served. The Health Plan shall submit requests for county enrollment level increases, decreases, or expansions in writing to the Agency Bureau of Health Systems Development (HSD).

2.	Attachment I, Scope of Services, Capitated Health Plans, Section D., Service(s) to be Provided, Item 3., Other Service Requirements is hereby amended to include sub-item f. as follows:

f.
The Health Plan has agreed to and is authorized by the Agency to provide services through telemedicine and as specified in Attachment II, Core Contract Provisions, Section V, Covered Services, Item H., Coverage Provisions, sub-item 21.; Exhibit 5, Covered Services; and Section VI, Behavioral Health Care/Exhibit 6, Item A., General Provisions, only if listed by “X” below.

TABLE 9
Telemedicine	Dental Authorized	Behavioral Health Authorized
The Health Plan shall provide telemedicine as specified in Attachment II, Core Contract Provisions, Section V, Covered Services, Item H., Coverage Provisions, sub-item 21.; Exhibit 5, Covered Services; and Section VI, Behavioral Health Care/Exhibit 6, Item A., General Provisions.

3.
Attachment I, Scope of Services, Capitated Health Plans, Section F., Applicable Exhibits, Table 9-A – Revised Applicable Exhibits header row is hereby amended to now read as follows. All references in the Contract to Table 9-A shall hereinafter refer to Table 10, as appropriate.

Table 10 – Revised Applicable Exhibits

AHCA Contract No. FA905, Amendment No. 12, Page 1 of 22

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4.	Attachment II, Core Contract Provisions, Section I, Definitions and Acronyms, Item A., Definitions, the following definitions are hereby included or amended to now read as follows:
Complaint — Any oral or written expression of dissatisfaction by an enrollee submitted to the Health Plan or to a state agency and resolved by close of business the following business day. Possible subjects for complaints include, but are not limited to, the quality of care, the quality of services provided, aspects of interpersonal relationships such as rudeness of a provider or Health Plan employee, failure to respect the enrollee’s rights, Health Plan administration, claims practices or provision of services that relates to the quality of care rendered by a provider pursuant to the Health Plan’s Contract. A complaint is a subcomponent of the grievance system.
End User — In relation to Section XI, Information Management and Systems, Item K., Social Networking: The person or group who is consuming the product for whom the product was designed.
Hub Site — The telecommunication distance site in Florida at which the consulting physician, dentist, or therapist is delivering telemedicine services.
Interactions/Communications — In relation to Section XI, Information Management and Systems, Item K., Social Networking: Conversational exchange of messages.
Spoke Site — The provider office location in Florida where an approved service is being furnished through telemedicine.
Telebehavioral Health — The use of telemedicine to provide behavioral health individual and family therapy.
Telecommunication Equipment — Electronic equipment that includes, at a minimum, audio and video equipment permitting two-way, real time, interactive communication between the enrollee and the provider for the provision of covered services through telemedicine.
Telemedicine — The practice of health care delivery using telecommunication equipment by the treating provider (at the spoke site) for the provision of approved covered services by the consulting provider (at the hub site) for the purpose of evaluation, diagnosis, or treatment.
Telepsychiatry — The use of telemedicine to provide behavioral health medication management.

5.	Attachment II, Core Contract Provisions, Section I, Definitions and Acronyms, Item B., Acronyms, the following acronyms are hereby included or amended to now read as follows:
FSFN — Florida Safe Families Network (formerly HomeSafeNet, also known as SACWIS, Statewide Automated Child Welfare Information System)

AHCA Contract No. FA905, Amendment No. 12, Page 2 of 22

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SACWIS — Statewide Automated Child Welfare Information System, also known as Florida Safe Families Network (FSFN, formerly HomeSafeNet)

6.	Attachment II, Core Contract Provisions, Section II, General Overview, Item D., General Responsibilities of the Health Plan, sub-item 6. is hereby amended to now read as follows:

6.
The Health Plan shall make enrollee materials, including the preferred drug list, provider directory, and enrollee handbook(s), available online at the Health Plan’s website without requiring enrollee log-in. The Health Plan may provide a link to applications (smartphone applications) for enrollee use that will take enrollees directly to existing Agency-approved materials on the Health Plan’s website, such as the Health Plan’s Preferred Drug List (PDL), enrollee handbook, and provider directory. Smartphone applications may also be known as “apps.” See Section XI, Information Management and Systems, Item L., Smartphone Applications, of this Attachment.

7.	Attachment II, Core Contract Provisions, Section II, General Overview, Item D., General Responsibilities of the Health Plan, sub-item 16. is hereby amended to now read as follows:

16.
The Health Plan shall collect and submit encounter data for each Contract year in accordance with Section X, Administration and Management. The Health Plan shall ensure that its provision of provider information to the Agency is sufficient to ensure that its providers are recognized as participating providers of the Health Plan for choice counseling and encounter data acceptance purposes.

8.	Attachment II, Core Contract Provisions, Section II, General Overview, Item D., General Responsibilities of the Health Plan, is hereby amended to include sub-item 19. as follows:

19.
In accordance with the Florida Medicaid Reform Section 1115 Research and Demonstration Waiver Special Terms and Conditions (No. 11-W-00206/4) as approved by the Centers for Medicare & Medicaid Services on December 15, 2011, capitated Reform Health Plans shall maintain an annual waiver demonstration year (July 1 through June 30) medical loss ratio (MLR) of eighty-five percent (85%) for Reform Medicaid operations beginning July 1, 2012. The Agency will calculate the MLR in a manner consistent with 45 CFR Part 158 and s. 409.9122(21)(b) and (c), F.S. To demonstrate ongoing compliance, the Health Plan shall complete and submit the Quarterly and Annual Medical Loss Ratio Reports to BMHC, as specified in the Health Plan Report Guide, as follows:

a.	Quarterly, due one-hundred five (105) calendar days after the end of the report quarter (see the Agency’s Health Plan Report Guide), and

b.	Annually, due by December 1 following the end of each reported demonstration year (July 1 through June 30) (see the Agency’s Health Plan Report Guide).
The federal Centers for Medicare & Medicaid Services will determine the corrective action for non-compliance with this requirement.

AHCA Contract No. FA905, Amendment No. 12, Page 3 of 22

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9.	Attachment II, Core Contract Provisions, Section III, Eligibility and Enrollment, Item A., Eligibility, sub-item 2.e. is hereby amended to now read as follows:

e.
Children and adolescents who have an open case for services in the Department of Children and Families’ Statewide Automated Child Welfare Information System (also known as Florida Safe Families Network (FSFN) database system, formerly HomeSafeNet) unless they otherwise meet a requirement of a mandatory population or an excluded population;

10. Attachment II, Core Contract Provisions, Section IV, Enrollee Services, Community Outreach and Marketing, Item A., Enrollee Services, sub-item 6.a.(6) is hereby amended to now read as follows:

(6)	Procedures for obtaining required services, including second opinions at no expense to the enrollee, and authorization requirements, including those services available without prior authorization;
11. Attachment II, Core Contract Provisions, Section IV, Enrollee Services, Community Outreach and Marketing, Item A., Enrollee Services, sub-item 6.a. is hereby amended to include (30) as follows:

(30)	The Health Plan’s psychotropic drug informed consent requirements for enrollees under age thirteen (13) as provided for in s. 409.912(51), F.S.
12. Attachment II, Core Contract Provisions, Section IV, Enrollee Services, Community Outreach and Marketing, Item A., Enrollee Services, sub-item 13. is hereby amended to now read as follows:

13.	Preferred Drug List (PDL) (See Attachment II, Exhibit 4)
If the Health Plan adopts the Agency’s PDL, the Health Plan’s website shall include an explanation and a link to the Agency’s online PDL. If the Health Plan uses a pharmacy benefits manager, the Health Plan’s website shall include its PDL.

a.	The Health Plan may update the online PDL by providing forty-five (45) calendar days’ written notice, before any changes, to the Bureaus of Managed Health Care and Pharmacy Services.

b.
The Health Plan does not have to notify their entire membership of such changes; however, in accordance with Section II, General Overview, Item D., General Responsibilities of the Health Plan, sub-item 4.b., the Health Plan shall notify any enrollee who is currently taking a drug that is being deleted from its PDL. The Health Plan shall work with affected members to ensure appropriate care in accordance with Section V, Covered Services, Item H., Coverage Provisions, sub-item 16.a.(3), of this Attachment.

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AHCA Contract No. FA905, Amendment No. 12, Page 4 of 22

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13. Attachment II, Core Contract Provisions, Section V, Covered Services, Item H., Coverage Provisions, sub-item 10.b. is hereby deleted and replaced in its entirety as follows:

b.	Transplants
The Health Plan shall provide medically necessary transplants and related services as outlined in the chart below for applicable Reform and non-Reform populations.

1.
For transplant services specified with one (1) asterisk, Reform capitated Health Plans are paid by the Agency through kick payments. See Attachment I and Attachment II, Section XIII, Method of Payment, for payment details.

2.
Transplant services specified with two (2) asterisks, as well as pre- and post-transplant follow-up care, are covered through fee-for-service Medicaid and not by the Health Plan. If at the conclusion of the transplant evaluation, the enrollee is listed with the United Network for Organ Sharing (UNOS) as a level 1A, 1B, or 2 candidate for a heart or lung transplant, or with a Model End Stage Liver Disease (MELD) score of 11-25 for a liver transplant, then the Health Plan must submit a copy of the UNOS form to BMHC with a request to disenroll the member from the Health Plan. The recipient cannot re-enroll with the Health Plan until at least one (1) year post transplant. This re-enrollment is not automatic.

3.	Transplant evaluation services are transplant-related services up to placement on the UNOS list.

SUMMARY OF RESPONSIBILITY
	Reform		Non-Reform
	Adult (21 and Over)	Pediatric (20 and Under)	Adult (21 and Over)	Pediatric (20 and Under)
Evaluation	Health Plan	Health Plan	Health Plan	Health Plan
Bone Marrow	Health Plan	Health Plan	Health Plan	Health Plan
Cornea	Health Plan	Health Plan	Health Plan	Health Plan
Heart	Health Plan*	Health Plan*	Medicaid**	Medicaid**
Intestinal/ Multivisceral	Medicaid**	Medicaid**	Medicaid**	Medicaid**
Kidney	Health Plan	Health Plan	Health Plan	Health Plan

AHCA Contract No. FA905, Amendment No. 12, Page 5 of 22

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Liver	Health Plan*	Health Plan*	Medicaid**	Medicaid**
Lung	Health Plan*	Health Plan*	Medicaid**	Medicaid**
Pancreas	Health Plan	Health Plan	Health Plan	Health Plan
Pre- and Post-Transplant Care, including Transplants Not Covered by Medicaid	Health Plan	Health Plan	Health Plan (except heart, lung, or liver)	Health Plan (except heart, lung, or liver)
Other Transplants Not Covered by Medicaid	Not Covered	Not Covered	Not Covered	Not Covered

14. Attachment II, Core Contract Provisions, Section V, Covered Services, Item H., Coverage Provisions, sub-item 15.h.(2) is hereby amended to now read as follows:

(2)	The Health Plan shall use the Practitioner Disease Report Form (DH Form 2136) for reporting purposes.

15.	Attachment II, Core Contract Provisions, Section V, Covered Services, Item H., Coverage Provisions, sub-item 16.a.(4) is hereby included or amended to now read as follows:

(4)
The Health Plan shall submit a PDL, revised and approved by the Health Plan’s Pharmacy and Therapeutics (P & T) Committee, to BMHC and the Bureau of Pharmacy Services by October 1 of each Contract year, and provide forty-five (45) calendar days’ written notice of any changes.

(a)
The Health Plan shall include copies of P & T Committee public session meeting minutes and decision points that support the choice of medications on the PDL. The Health Plan’s PDL shall be a listing of medications that the physician and pharmacist members of the Health Plan’s P & T Committee deem clinically appropriate and cost effective for the population enrolled in the Health Plan.

(b)	See Section IV, Enrollee Services, Community Outreach and Marketing, Item A., Enrollee Services, sub-item 13. of this Attachment for enrollee notice requirements.

(c)
The Health Plan shall notify providers who may prescribe or are currently prescribing a drug that the health plan is deleting from its PDL at least thirty (30) calendar days prior to the effective date of the change.

(d)
If the Health Plan adopts the Medicaid PDL, the Health Plan shall be exempt from such reporting. Information on the Health Plan’s use of the PDL is in Attachment I and Attachment II, Exhibit 5, Covered Services.

AHCA Contract No. FA905, Amendment No. 12, Page 6 of 22

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16. Attachment II, Core Contract Provisions, Section V, Covered Services, Item H., Coverage Provisions, sub-item 16.d. is hereby amended to now read as follows:

d.
The Health Plan shall provide nicotine replacement therapy to enrollees who want to quit smoking as follows: The Health Plan shall use transdermal nicotine patches, gum or lozenges containing nicotine, and/or bupropion tablets (generic for Zyban®) when used in a smoking cessation program for no more than twenty-four (24) weeks per three-hundred sixty-five (365) days, or the manufacturer’s recommendation, whichever is less.

17.	Attachment II, Core Contract Provisions, Section V, Covered Services, Item H., Coverage Provisions is hereby amended to include sub-items 16.m. and n. as follows:

m.
If there is a dispute between the Agency and the drug manufacturer regarding federal drug rebates, the Health Plan shall assist the Agency in dispute resolution by providing information regarding claims and provider details. Failure to collect drug rebates due to the health plan’s failure to assist the Agency will result in the Agency recouping from the health plan any determined uncollected rebates.

n.
Effective September 1, 2011, the Health Plan shall require that prescriptions for psychotropic medication prescribed for an enrollee under the age of thirteen (13) be accompanied by the express written and informed consent of the enrollee’s parent or legal guardian. Psychotropic (psychotherapeutic) medications include antipsychotics, antidepressants, antianxiety medications, and mood stabilizers. Anticonvulsants and attention-deficit/hyperactivity disorder (ADHD) medications (stimulants and non-stimulants) are not included at this time. In accordance with s. 409.912(51), F.S., the Health Plan shall ensure the following requirements are met:

(1)	The prescriber must document the consent in the child’s medical record and provide the pharmacy with a signed attestation of the consent with the prescription;

(2)	The prescriber must ensure completion of an appropriate attestation form;

(3)	Sample consent/attestation forms that may be used and pharmacies may receive are located at the following link:
http://ahca.myflorida.com/Medicaid/Prescribed_Drug/med_resource.shtml;

(4)	The completed form must be filed with the prescription (hardcopy or imaged) in the pharmacy and held for audit purposes for a minimum of five (5) years;

(5)	Pharmacies may not add refills to old prescriptions to circumvent the need for an updated informed consent form;

(6)	Every new prescription will require a new informed consent form; and

AHCA Contract No. FA905, Amendment No. 12, Page 7 of 22

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(7)
The informed consent forms do not replace prior authorization requirements for non-PDL medications or prior authorized antipsychotics for children and adolescents from birth through age seventeen (17).

18.	Attachment II, Core Contract Provisions, Section V, Covered Services, Item H., Coverage Provisions, sub-item 18. is hereby amended to now read as follows:

18.	Protective Custody

a.
The Health Plan shall provide a physical screening within seventy-two (72) hours, or immediately if required, for all enrolled children/adolescents taken into protective custody, emergency shelter, or the foster care program by DCF. See 65C-29.008, FAC.

b.	The Health Plan shall provide these required examinations or if unable to do so within the required time frames, approve and process the out-of-network claim.

c.
For all CHCUP screenings for children/adolescents whose enrollment and Medicaid eligibility are undetermined at the time of entry into the care and custody of DCF, and who are later determined to be enrollees at the time the examinations took place, the Health Plan shall approve and process the claims.

19.	Attachment II, Core Contract Provisions, Section V, Covered Services, Item H., Coverage Provisions, is hereby amended to include sub-item 21. as follows:

21.	Telemedicine

a.
The Health Plan may use telemedicine only as specified in this Contract and within any standards specified in the Agency’s Medicaid Services Coverage and Limitations Handbooks for the following services:

(1)	Behavioral Health Services (See Attachment I and Attachment II, Section VI, and Exhibit 6); and

(2)	Dental Services (See Attachment I and Attachment II, Exhibit 5).

b.	When providing services through telemedicine, the Health Plan shall ensure:

(1)
The equipment used meets the definition of telecommunication equipment as defined in this Contract. See hub site, spoke site, and telecommunication equipment definitions in Section I, Definitions and Acronyms, of this Contract;

(2)	The telecommunication equipment and telemedicine operations meet the technical safeguards required by 45 CFR 164.312, where applicable;

(3)	Telemedicine services are provided only to enrollees in a provider office setting (see individual service sections in this attachment);

AHCA Contract No. FA905, Amendment No. 12, Page 8 of 22

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(4) The Health Plan’s providers using telemedicine comply with HIPAA and other state and federal laws pertaining to patient privacy;
(5) The Health Plan’s telemedicine policies and procedures comply with the requirements in this Contract; and
(6) Provider training regarding the telemedicine requirements in this Contract.

c.
When telemedicine services are provided, the Health Plan shall ensure that the enrollee’s clinical and/or medical record include documentation specified in Exhibit 6, HMOs & Reform Health Plans, Behavioral Health Care, Item 1., Reform Health Plans and Non-Reform HMOs, sub-item Q., and Section VII, Provider Network, Item J., Medical Records Requirements, of this Attachment, as applicable.

d.	The following interactions are not Medicaid reimbursable telemedicine services:

(1)	Telephone conversations;

(2)	Video cell phone interactions;

(3)	Electronic mail messages;

(4)	Facsimile transmissions;

(5)	Telecommunication with the enrollee at a location other than the spoke site; and

(6)	“Store and forward” visits and consultations that are transmitted after the enrollee or provider is no longer available.

e.	Medicaid does not reimburse for the costs or fees of any of the equipment necessary to provide services through telemedicine, including telecommunication equipment.

f.
Only certain providers that meet the requirements in Section VII, Provider Network, of this Attachment are eligible to provide services through telemedicine at the spoke and hub sites. See the particular covered services for additional information.

g.	Covered services provided through telemedicine are further limited to certain procedures and settings. See the particular covered services for additional information.

h.
The Health Plan shall ensure the enrollee has a choice of whether to access services through a face-to-face or telemedicine encounter, and shall document such choice in the enrollee’s medical/clinical record.

AHCA Contract No. FA905, Amendment No. 12, Page 9 of 22

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20.	Attachment II, Core Contract Provisions, Section VII, Provider Network, Item A., General Provisions is hereby amended to include sub-item 12. as follows:

12.	The use of telemedicine in accordance with Section V, Covered Services, Item H., Coverage Provisions, sub-item 21. shall not be used to meet network requirements as specified in this Section.

21.	Attachment II, Core Contract Provisions, Section VII, Provider Network, Item D., Provider Contract Requirements, sub-item 2. is hereby amended to include nn. as follows:

nn.
If the provider has been approved by the Health Plan to provide services through telemedicine, specify that the provider require protocols to prevent fraud and abuse. The provider must implement telemedicine fraud and abuse protocols that address:

(1)	Authentication and authorization of users;

(2)	Authentication of the origin of the information;

(3)	The prevention of unauthorized access to the system or information;

(4)	System security, including the integrity of information that is collected, program integrity and system integrity; and

(5)	Maintenance of documentation about system and information usage.

22.	Attachment II, Core Contract Provisions, Section VII, Provider Network, Item I., Provider Services is hereby amended to include sub-item 1.c. as follows:

c.
If the Health Plan does not use the Medicaid PDL, it shall notify affected providers when it deletes a drug from its PDL at least thirty (30) calendar days before the effective date of the deletion. This notification may be provided to all providers or only to providers identified as prescribing the deleted drug. Upon request, the Health Plan shall provide to the Agency documentation of such notification.

23.	Attachment II, Core Contract Provisions, Section VII, Provider Network, Item I., Provider Services is hereby amended to include sub-item 2.a.(18) as follows:

(18)	If the Health Plan allows the use of telemedicine, telemedicine requirements for providers.

24.	Attachment II, Core Contract Provisions, Section VII, Provider Network, Item J., Medical Records Requirements is hereby amended to include sub-items 1.s. and t. as follows:

s.	Include copies of any consent or attestation form used, or the court order for prescribed psychotherapeutic medication, for a child under the age of thirteen (13).

t.	Include the following items for services provided through telemedicine:

AHCA Contract No. FA905, Amendment No. 12, Page 10 of 22

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(1)	A brief explanation of the use of telemedicine in each progress note;

(2)	Documentation of telemedicine equipment used for the particular covered services provided; and

(3)
A signed statement from the enrollee or the enrollee’s representative indicating their choice to receive services through telemedicine. This statement may be for a set period of treatment or one-time visit, as applicable to the service(s) provided.

25.	Attachment II, Core Contract Provisions, Section VIII, Quality Management, Item B., Utilization Management (UM), sub-item 1.a.(3) is hereby amended to now read as follows:

(3)	A procedure for enrollees to obtain a second medical opinion at no expense to the enrollee and for the Health Plan to authorize claims for such services in accordance with s. 641.51, F.S.

26.	Attachment II, Core Contract Provisions, Section IX, Grievance System, Item E., Resolution and Notification, sub-item 6. is hereby amended to now read as follows:

6.
The Health Plan shall provide written notice of disposition of an appeal. In the case of an expedited appeal denial, the Health Plan also shall provide oral notice by close of business on the day of disposition and written notice within two (2) calendar days of the disposition in accordance with 42 CFR 438.410(c).

27.	Attachment II, Core Contract Provisions, Section X, Administration and Management, Item D., Encounter Data, sub-item 2. is hereby amended to now read as follows:

2.
The encounter data submission standards required to support encounter data collection and submission are defined by the Agency in the X12 Companion Guides and this section. In addition, the Agency will post encounter data reporting requirements on its MEDS website:

http://ahca.myflorida.com/Medicaid/meds/.

28.	Attachment II, Core Contract Provisions, Section X, Administration and Management, Item D., Encounter Data, sub-item 3. is hereby deleted and replaced in its entirety as follows:

3.	The Health Plan shall adhere to the following requirements for the encounter data submission process:

a.
For all typical and atypical pharmacy services with Health Plan paid dates before December 1, 2011, the Health Plan shall submit encounters on an ongoing basis within sixty (60) calendar days following the end of the month in which the Health Plan paid the claims for services.

b.
For all pharmacy typical and atypical services with Health Plan paid dates on or after December 1, 2011, the Health Plan shall submit encounters on an ongoing basis by the fifteenth (15th) day of the month after the date-of-service month.

AHCA Contract No. FA905, Amendment No. 12, Page 11 of 22

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c.
For all non-pharmacy typical and atypical services with Health Plan paid dates on or after the submission start date, the Health Plan shall submit encounters on an ongoing basis within sixty (60) calendar days following the end of the month in which the Health Plan paid the claims for services.

d.
For all encounters submitted after the submission start date, including historical and ongoing claims, if the Agency or its fiscal agent notifies the Health Plan of encounters failing X12 electronic data interface (EDI) compliance edits or FMMIS threshold and repairable compliance edits, the Health Plan shall remediate all such encounters within sixty (60) calendar days after such notice.

e.	There will be no requirement to submit encounters for Health Plan paid dates prior to January 1, 2007, for Reform populations, and July 1, 2008, for non-Reform populations.

f.	The Health Plan shall retain submitted historical encounter data for a period not less than five (5) years as specified in the Standard Contract, Section I., Item D., Retention of Records.

29.	Attachment II, Core Contract Provisions, Section X, Administration and Management, Item D., Encounter Data, sub-items 4.d.(2) and (3) are hereby deleted and replaced in their entirety as follows:

(2)
Accurate (X12): Ninety-five percent (95%) of the records in a Health Plan’s encounter batch submission pass X12 EDI compliance edits and the FMMIS threshold and repairable compliance edits. The X12 EDI compliance edits are established through SNIP levels 1 through 4. FMMIS threshold and repairable edits that report exceptions are defined in the X12 Encounter Claims Exception Reporting guide.

(3)
Accurate (NCPDP): Ninety-five percent (95%) of the records in a Health Plan’s encounter batch submission pass NCPDP compliance edits and the pharmacy benefits system threshold and repairable compliance edits. The NCPDP compliance edits are described in the National Council for Prescription Drug Programs Telecommunications Standard Guides. Pharmacy benefits system threshold and repairable edits that report exceptions are defined on the MEDS website:

http://ahca.myflorida.com/Medicaid/meds/.

30.	Attachment II, Core Contract Provisions, Section X, Administration and Management, Item E., Fraud and Abuse Prevention, sub-item 5.c. is hereby amended to include (15) as follows:

(15)	If the Health Plan is approved to provide telemedicine, the Health Plan shall include a review of telemedicine in its fraud and abuse detection activities.
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31.	Attachment II, Core Contract Provisions, Section XI, Information Management and Systems is hereby amended to include Item L., Smartphone Applications as follows:

L.	Smartphone Applications
If the Health Plan uses smartphone applications (apps) to allow enrollees direct access to Agency-approved member materials, the Health Plan shall comply with the following:

1.
The smartphone application shall disclaim that the app being used is not private and that no PHI or personally identifying information should be published on this application by the Health Plan or end user; and

2.	The Health Plan shall ensure that software applications obtained, purchased, leased, or developed are based on secure coding guidelines; for example:

a.	OWASP [Open Web Application Security Project] Secure Coding Principles – http://www.owasp.org/index.php/Secure_Coding_Principles;

b.	CERT Security Coding – http://www.cert.org/secure-coding/; and

c.	Top 10 Security Coding Practices –
https://www.securecoding.cert.org/confluence/display/seccode/Top+10+Secure+Coding+Practices

32.	Attachment II, Core Contract Provisions, Section XII, Reporting Requirements, Item A., Health Plan Reporting Requirements, sub-item 1.c. is hereby amended to now read as follows:

c.	The Health Plan shall submit its certification at the same time it submits the certified data reports (see 42 CFR 438.606(c)). The certification page shall be submitted electronically.
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33.
Attachment II, Core Contract Provisions, Section XII, Reporting Requirements, Item A., Health Plan Reporting Requirements, Table 1-B, Revised Summary of Reporting Requirements is hereby amended to include Section II, General Overview, Item D., General Responsibilities of the Health Plan, sub-item 19., reporting requirements as follows:

Table 1-B
REVISED SUMMARY OF REPORTING REQUIREMENTS

Contract Section	Report Name	Plan Type	Frequency	Submit To
Section II, Item D.19.	Quarterly and Annual Medical Loss Ratio (MLR) Reports	Reform Capitated	Quarterly, due one hundred and five (105) calendar days after the end of the reporting quarter; Annually, by December 1 for the preceding July 1 - June 30 waiver demonstration year	BMHC

34.
Attachment II, Core Contract Provisions, Section XII, Reporting Requirements, Item A., Health Plan Reporting Requirements, Table 2-C, Revised Summary of Submission Requirements, Section X, Administration and Management, Item D., Encounter Data submissions are hereby amended to now read as follows:

Contract Section	Submission	Plan Type	Frequency	Submit To
Section X, Item D.3.a.	Encounter data for all pharmacy typical and atypical services before December 1, 2011	All	Within sixty (60) calendar days following end of month in which Health Plan paid claims for services and as specified in the X12 Companion Guides	MEDS team & Agency Fiscal Agent

AHCA Contract No. FA905, Amendment No. 12, Page 14 of 22

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Contract Section	Submission	Plan Type	Frequency	Submit To
Section X, Item D.3.b.	Encounter data for all pharmacy typical and atypical services on or after December 1, 2011	All	By the fifteenth (15th) day of the month after the date-of-service month and as specified in the X12 Companion Guides	MEDS Team & Agency Fiscal Agent
Section X, Item D.3.c.	Encounter data for all non-pharmacy typical and atypical services	All	Within sixty (60) calendar days following end of month in which Health Plan paid claims for services and as specified in the X12 Companion Guides	MEDS team & Agency Fiscal Agent
35. Attachment II, Core Contract Provisions, Section XII, Reporting Requirements, Item A., Health Plan Reporting Requirements, Table 2-C, Revised Summary of Submission Requirements, Exhibit 15, Financial Requirements submissions are hereby amended to now read as follows:

Contract Section	Submission	Plan Type	Frequency	Submit To
Exhibit 15, Section XV, Item A.1.a. and b.	Conversion application to capitated Health Plan	FFS PSNs; CCC	•Health Plan in operation on or before September 1, 2012: by September 1, 2013; •Health Plan in operation after September 1, 2012: by the first day of the second year of operation	HSD
Exhibit 15, Section XV, Item I.	Proof of coverage for any non-government subcontractor	CCC	Within sixty (60) calendar days of execution and before delivery of care	BMHC

AHCA Contract No. FA905, Amendment No. 12, Page 15 of 22

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36.	Attachment II, Core Contract Provisions, Section XV, Financial Requirements, Item D., Surplus Requirement, the header row is hereby amended to now read as follows:

D.	Surplus Requirement - See Attachment II, Exhibit 15

37.	Attachment II, Core Contract Provisions, Section XVI, Terms and Conditions, Item C., Assignment, sub-item 5. is hereby amended to now read as follows:

5.
The Health Plan requesting the assignment or transfer of its enrollees and the acquiring/merging entity must work with the Agency to develop and implement an Agency-approved transition plan, to include a timeline and appropriate notices to all enrollees and all providers as required by the Agency and to ensure a seamless transition for enrollees, particularly those hospitalized, those requiring care coordination/case management and those with complex medication needs. The Health Plan requesting assignment or transfer of its enrollees shall perform as follows:

a.	Notice its enrollees and providers of the change in accordance with this Contract; and

b.	Provide to the Agency the data needed by the Agency to maintain existing case/care relationships.

38.	Attachment II, Core Contract Provisions, Section XVI, Terms and Conditions, Item I., Disputes is hereby deleted and replaced in its entirety as follows:

1.
In the event the Health Plan disputes a sanction imposed under the Contract, the Health Plan shall request that the dispute be decided by the Deputy Secretary for Medicaid (Deputy Secretary). The Health Plan shall submit, within twenty-one (21) calendar days after the notice of sanction, a written dispute of the sanction directly to the Deputy Secretary.

2.
The Deputy Secretary shall reduce the decision to writing and serve a copy to the Health Plan. The written decision of the Deputy Secretary shall be final. The Deputy Secretary will render the final decision based upon the written submission of the Health Plan and the Agency, unless, at the sole discretion of the Deputy Secretary, the Deputy Secretary allows an oral presentation by the Health Plan and the Agency. If such a presentation is allowed, the information presented will be considered in rendering the decision.

3.
The exclusive venue of any legal or equitable action that arises out of or relates to the Contract, including an appeal of the final decision of the Deputy Secretary, shall be the appropriate state court in Leon County, Florida; in any such action, Florida law shall apply. In the event the Agency issues any action against the Health Plan under Florida Statutes or Florida Administrative Code, the Agency will notice the Health Plan of the appropriate administrative remedy.

4.
In the event the Health Plan challenges the decision of the Deputy Secretary, the Agency action shall not be stayed except by order of the court. Pending final determination of any dispute over an Agency decision, the Health Plan shall proceed diligently with the performance of the Contract and in accordance with the direction of the Agency.

AHCA Contract No. FA905, Amendment No. 12, Page 16 of 22

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39.	Attachment II, Core Contract Provisions, Section XVI, Terms and Conditions, Item Q., Termination Procedures, sub-item 1. is hereby deleted and replaced in its entirety as follows:

1.
In conjunction with the Standard Contract, Section III., Item B., Termination, all provider contracts and subcontracts shall contain termination procedures. The Health Plan agrees to extend the thirty (30) calendar-day notice found in the Standard Contract, Section III., Item B., Termination, sub-item 1., to one-hundred twenty (120) calendar days’ notice. Depending on the volume of Health Plan enrollees affected, the Agency may require an extension of the termination date.

a.
The Health Plan will work with the Agency to create a transition plan that shall ensure the orderly and reasonable transfer of enrollee care and progress whether or not the enrollees are hospitalized, under case management, and/or have complex medication needs. The Health Plan shall perform as follows:

(1)	Notice its enrollees and providers of the change in accordance with this Contract; and

(2)	Provide to the Agency the data needed by the Agency to maintain existing case/care relationships.

b.
The party initiating the termination shall render written notice of termination to the other party by certified mail, return receipt requested, or in person with proof of delivery or by facsimile letter followed by certified mail, return receipt requested. The notice of termination shall specify the nature of termination, the extent to which performance of work under the Contract is terminated, and the date on which such termination shall become effective. In accordance with s. 1932(e)(4), Social Security Act, the Agency shall provide the Health Plan with an opportunity for a hearing prior to termination for cause. This does not preclude the Agency from terminating without cause.

40.	Attachment II, Core Contract Provisions, Section XVI, Terms and Conditions, Item S., Withdrawing Services from a County is hereby deleted and replaced in its entirety as follows:

S.	Withdrawing Services from a County
If the Health Plan intends to withdraw services from a county, the Health Plan shall provide the Agency with one-hundred twenty (120) calendar days’ notice. The Health Plan shall work with the Agency to develop a transition plan for enrollees, particularly those in the hospital, under case management and those with complex medication needs. The Health Plan withdrawing from a county shall provide to the Agency the data needed by the Agency to maintain existing case/care relationships. Depending on the volume of Health Plan enrollees affected, the Agency may require an extension of the withdrawal date. The Health Plan shall provide written notice to all enrollees in that county at least sixty (60) calendar days before the last day of service. The notice shall contain the same information as required for a notice of termination according to Section XVI, Terms and Conditions, Item Q., Termination Procedures. The Health Plan shall also provide written notice of the withdrawal to all providers and subcontractors in the county.

AHCA Contract No. FA905, Amendment No. 12, Page 17 of 22

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41.
Attachment II, Core Contract Provisions, Exhibit 5, Covered Services, Item 2., Non-Reform Health Plans covering dental as an optional service and Reform Health Plans, is hereby deleted and replaced in its entirety as follows:

2. Non-Reform Health Plans covering dental as an optional service and Reform Health Plans

Section V, Covered Services, Item H., Coverage Provisions, sub-item 3., Dental Services
Dental services are defined in the Medicaid Dental Services Coverage and Limitations Handbook.

a.
For enrollees under age twenty-one (21), the Health Plan shall cover diagnostic services, preventive treatment, restorative treatment, endodontic treatment, periodontal treatment, surgical procedures and/or extractions, orthodontic treatment, complete and partial dentures, complete and partial denture relines and repairs, and adjunctive and emergency services. The Health Plan shall ensure the following for active orthodontia:

(1)	The Health Plan will ensure continuity of care for active orthodontia until completion of care, regardless of provider network affiliation;

(2)	The Health Plan will ensure reimbursement to providers for active orthodontia until completion of care, regardless of provider network affiliation;

(3)	The Health Plan shall ensure maintenance of written case management continuity of care protocol(s) that include the following minimum functions:
(a) Appropriate referral of and scheduling assistance for enrollees needing specialty dental care.
(b) Documentation of referral services in enrollees' dental records, including results.
(c) Monitoring enrollees with ongoing dental conditions and coordination of services for high users such that the following functions are addressed as appropriate:

(i.)	Acting as a liaison between the member and providers;

(ii.)	Ensuring the member is receiving routine dental care;

(iii.)	Ensuring that the member has adequate support at home; and

AHCA Contract No. FA905, Amendment No. 12, Page 18 of 22

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(iv.)	Assisting enrollees who are unable to access necessary care due to their medical or emotional conditions or who do not have adequate community resources to comply with their care.

(4)	Documentation in dental records of member emergency encounters with appropriate indicated follow-up.

b.
Adult services include adult full and partial denture services and medically necessary emergency dental procedures to alleviate pain or infection. Emergency dental care shall be limited to emergency oral examinations, necessary x-rays, extractions, and incision and drainage of abscess.

c.	If the Health Plan is approved to provide dental services through telemedicine, only the following medically necessary dental services may be provided:
(1) Oral prophylaxis,
(2) Topical fluoride application, and
(3) Oral hygiene instructions.

d.
The services listed in sub-item 3.c. above performed via telemedicine must be provided by a Florida-licensed dental hygienist at a spoke site with a supervising Florida-licensed dentist located at a hub site. For such dental services, mobile dental units as defined in the Dental Services Coverage and Limitations Handbook may be used as a spoke site.

42.
Attachment II, Core Contract Provisions, Exhibit 6, HMOs & Reform Health Plans, Behavioral Health Care, Item 1., Reform Health Plans and Non-Reform HMOs, sub-item A.5. is hereby deleted and replaced in its entirety as follows:

5.
The Health Plan shall provide the following services as described in the Mental Health Targeted Case Management Coverage & Limitations Handbook and the Community Behavioral Health Services Coverage & Limitations Handbook (the Handbooks). The Health Plan shall not alter the amount, duration, and scope of such services from that specified in the Handbooks. The Health Plan shall not establish service limitations that are lower than, or inconsistent with, the Handbooks.

a.
Inpatient hospital services for psychiatric conditions (ICD-9-CM codes 290 through 290.43, 290.8, 290.9, 293.0 through 298.9, 300 through 301.9, 302.7, 306.51 through 312.4 and 312.81 through 314.9, 315.3, 315.31, 315.5, 315.8, and 315.9);

b.
Outpatient hospital services for psychiatric conditions (ICD-9-CM codes 290 through 290.43, 290.8, 290.9, 293 through 298.9, 300 through 301.9, 302.7, 306.51 through 312.4 and 312.81 through 314.9, 315.3, 315.31, 315.5, 315.8, and 315.9);

c.
Psychiatric physician services (for psychiatric specialty codes 42, 43, 44 and ICD-9-CM codes 290 through 290.43, 290.8, 290.9, 293.0 through 298.9, 300 through 301.9, 302.7, 306.51 through 312.4 and 312.81 through 314.9, 315.3, 315.31, 315.5, 315.8, 315.9 and for the procedure code T1015GT);

AHCA Contract No. FA905, Amendment No. 12, Page 19 of 22

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d.
Community mental health services (ICD-9-CM codes 290 through 290.43, 290.8, 290.9, 293.0 through 298.9, 300 through 301.9, 302.7, 306.51 through 312.4 and 312.81 through 314.9, 315.3, 315.31, 315.5, 315.8, and 315.9); and for these procedure codes H0031; H0031HO; H0031HN; H0031TS; H0032; H0032TS; H0046; H2000; H2000HO; H2000HP; H2010HO; H2010HE; H2010HQ; H2012; H2017; H2019; H2019HM; H2019HN; H2019HO; H2019HQ; H2019HR; H2019HRGT; T1015; T1015HE; T1015GT, or T1023HE;

e.
Community substance abuse services when the appropriate ICD-9 CM diagnosis code (290 through 290.43, 293.0 through 298.9, 302.7, 306.51 through 312.4 and 312.81 through 314.9, 315.3, 315.31, 315.5, 315.8, and 315.9) has been documented: H0001; H0001HN; H0001HO; H0001TS; H0047; H2010HF; H2012HF; T1007; T1007TS; T1015FH or T1023HF;

f.	Mental Health Targeted Case Management (Children: T1017HA; Adults: T1017); and

g.	Mental Health Intensive Targeted Case Management (Adults: T1017HK).

h.	Only the following medically necessary behavioral health care services may be provided through telemedicine by the following Florida-licensed providers at the hub site:

(1)	Telepsychiatry (procedure code T1015GT) provided, at a minimum, by a psychiatrist who is employed by or under contract with a community mental health center.

(2)
Telebehavioral health (procedure code H2019HRGT) provided, at a minimum, by an individual provider who is a Licensed Practitioner of the Healing Arts (LPHA) and is employed by or under contract with a Medicaid-enrolled community behavioral health group provider.

(3)
An individual provider who is not employed by or under contract with a Medicaid-enrolled or Medicaid-registered community behavioral health group provider, as long as the provider has met all the minimum provider requirements in this Contract.

i.
The Health Plan shall ensure that providers delivering services through telemedicine adhere to the telemedicine requirements specified in this Contract. See Section I, Definitions and Acronyms, and Section V, Covered Services, Item H., Coverage Provisions.

j.	In performing telemedicine, the Health Plan shall ensure that in addition to other telemedicine requirements specified in this Contract, the following limitations and requirements are met:

AHCA Contract No. FA905, Amendment No. 12, Page 20 of 22

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(1)	Telepsychiatry may not be used as an initial psychiatric evaluation, assessment, or examination; and

(2)	A current psychiatric evaluation must be present in the enrollee’s clinical record before the telepsychiatry service is provided.

k.
When behavioral health services are provided through telemedicine, the Health Plan shall ensure the enrollee’s clinical records include information specified in Exhibit 6, HMOs & Reform Health Plans, Behavioral Health Care, Item 1., Reform Health Plans and Non-Reform HMOs, sub-item Q.4.

l.	The use of telemedicine shall not be used to meet behavioral health provider network requirements.

43.
Attachment II, Core Contract Provisions, Exhibit 6, HMOs & Reform Health Plans, Behavioral Health Care, Item 1., Reform Health Plans and Non-Reform HMOs, sub-item L.1. is hereby amended to now read as follows:

1.
If the Health Plan subcontracts with a managed behavioral health organization (MBHO) for the provision of behavioral health services, the MBHO must be accredited in the same manner as specified in s. 641.512, F.S., and Rule 59A-12.0072, FAC, as follows:

a.
If the MBHO has been in operation for less than two (2) years, it must apply for accreditation from a recognized national accreditation organization within one (1) year of start-up and achieve full accreditation within two (2) years of beginning operations.

b.	If the MBHO has been in operation for at least two (2) years, it must be fully accredited by at least one of the recognized national accreditation organizations.

44.
Attachment II, Core Contract Provisions, Exhibit 6, HMOs & Reform Health Plans, Behavioral Health Care, Item 1., Reform Health Plans and Non-Reform HMOs, is hereby amended to include sub-item Q.4. as follows:

4.	Include the following items for services provided through telemedicine:

a.	A brief explanation of the use of telemedicine in each progress note;

b.	Documentation of telemedicine equipment used for the particular covered services provided;

c.
A signed statement from the enrollee or the enrollee’s representative indicating their choice to receive services through telemedicine. This statement may be for a set period of treatment or one-time visit, as applicable to the service(s) provided; and

d.	For telepsychiatry, the results of the assessment, findings, and plan.

AHCA Contract No. FA905, Amendment No. 12, Page 21 of 22

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45.	Attachment II, Core Contract Provisions, Exhibit 15, Financial Requirements, Item 1., Non-Reform Capitated Health Plans and Reform HMOs, the header row is hereby amended to now read as follows:

1. All Capitated Health Plans

Unless otherwise stated, this amendment is effective upon execution by both Parties or on June 1, 2012, whichever is later.
All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.
This amendment and all its attachments are hereby made part of the Contract.
This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.
IN WITNESS WHEREOF, the Parties hereto have caused this twenty-two (22) page amendment to be executed by their officials thereunto duly authorized.
WELLCARE OF FLORIDA, INC. D/B/A    STATE OF FLORIDA, AGENCY FOR
HEALTHEASE    HEALTH CARE ADMINISTRATION

SIGNED    SIGNED
BY: /s/ Christina Cooper        BY: /s/ Elizabeth Dudek

NAME: Christina Cooper        NAME: Elizabeth Dudek
President, Florida
TITLE: and Hawaii Division        TITLE: Secretary

DATE: 7/16/12        DATE: 7/17/12

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA905, Amendment No. 12, Page 22 of 22